Compass and Anywhere Stockholders Overwhelmingly Approve Merger

NEW YORK, NY and MADISON, NJ, January 7, 2026 – Compass, Inc. (NYSE: COMP) (“Compass”) and Anywhere Real Estate Inc. (NYSE: HOUS) (“Anywhere”) today announced that stockholders of each company voted overwhelmingly to approve and adopt, as applicable, all proposals related to the previously announced merger (the “Merger”) of Compass and Anywhere at their respective special meetings of stockholders held today. The Merger is expected to close on January 9, 2026, subject to the satisfaction of customary closing conditions.

“We are pleased with the strong support from our and Anywhere’s stockholders in approving this transaction,” said Robert Reffkin, Founder and Chief Executive Officer of Compass. “Today’s outcome reflects confidence in our shared vision to empower real estate professionals with everything they need to grow their business and better serve their clients.”

Approximately 99% of the votes cast at Compass’ special stockholders meeting voted to approve the proposal to issue shares of Compass Class A common stock to Anywhere stockholders in connection with the Merger, and approximately 72.4% of the outstanding shares of Anywhere’s common stock voted to approve the proposal to adopt the merger agreement at Anywhere’s special stockholders meeting.

About Compass

Compass is a leading tech-enabled real estate services company that includes the largest residential real estate brokerage in the United States by sales volume. Founded in 2012 and based in New York City, Compass provides an end-to-end platform that empowers its residential real estate agents at its owned-brokerage to deliver exceptional service to seller and buyer clients. The platform includes an integrated suite of cloud-based software for customer relationship management, marketing, client service, brokerage services, and other critical functionality, all custom-built for the real estate industry. Compass agents utilize the platform to grow their business, save time, and manage their business more efficiently.

About Anywhere

Anywhere (NYSE: HOUS) is moving real estate to what's next. Anywhere fulfills its purpose to empower everyone's next move through its leading integrated services, which include franchise, brokerage, relocation, and title and settlement businesses, as well as mortgage and title insurance underwriter minority owned joint ventures. Anywhere's brands are some of the most recognized names in real estate: Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby's International Realty®. Every day, Anywhere helps fuel the productivity of its vast network of franchise owners and Anywhere's more than 300,000 affiliated agents globally as they build stronger businesses and best serve today's consumers. Learn more about Anywhere's award-winning culture of innovation and integrity at www.anywhere.re.

Investor Contact
Soham Bhonsle
soham.bhonsle@compass.com

Media Contact
Devin Daly Huerta
devin.daly@compass.com

Investor Contact
Tom Hudson
Tom.Hudson@anywhere.re

Media Contact
Kyle Kirkpatrick
kyle.kirkpatrick@anywhere.re

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the Merger; the anticipated impact of the Merger on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the Merger; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the Merger and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the Merger on the expected timeline or at all; the risk that a condition of closing of the Merger may not be satisfied or that the closing of the Merger might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the Merger, including disruption of management time from current plans and ongoing business operations due to the Merger and integration matters; the risk that the Merger and its announcement could have an adverse effect on Compass’ and Anywhere’s ability to retain agents and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; unexpected costs, charges or expenses resulting from the Merger; potential litigation relating to the Merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the Merger or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Compass’ ability to integrate Anywhere promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the Merger that may impact Anywhere’s or Compass’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Merger.

These risks, as well as other risks associated with the Merger, are more fully discussed in the registration statement on Form S-4 filed by Compass on November 14, 2025 (the “Registration Statement”), including a joint proxy statement of Compass and Anywhere that also constitutes a prospectus of Compass. The definitive Joint Proxy Statement/Prospectus was filed by Anywhere on December 2, 2025 (the “Joint Proxy Statement/Prospectus”, and together with the Registration Statement, the “Definitive Filing”). While the list of factors presented here and the list of factors presented in the Definitive Filing are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Anywhere’s or Compass’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Anywhere or Compass operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.